Exhibit 99.1

AMENDED AND RESTATED

BYLAWS OF

FIRST FINANCIAL BANKSHARES, INC.

TABLE OF CONTENTS

ARTICLE I - NAME AND OFFICES		1
1.01.	Principal Office Address	1
1.02.	Other Offices	1

ARTICLE II - SHAREHOLDERS’ MEETINGS		1
2.01.	Place of Meetings	1
2.02.	Annual Meeting	1
2.03.	Special Meetings	1
2.04.	Notice	1
2.05.	Quorum	2
2.06.	Method of Voting	2
2.07.	Record Date	3
2.08.	Voting List	4
2.09.	Procedure	4
2.10.	Action by Consent	9
2.11.	Presence at Meetings by Means of Communication Equipment	9

ARTICLE III - DIRECTORS		10
3.01.	Powers	10
3.02.	Number and Term of Directors	10
3.03.	Resignation	10
3.04.	Vacancies	10
3.05.	Meetings	11
3.06.	Annual Meeting	11
3.07.	Regular Meetings	11
3.08.	Special Meetings	11
3.09.	Quorum of Directors	11
3.10.	Presumption of Assent	12
3.11.	Committees	12
3.12.	Compensation	12
3.13.	Action by Unanimous Consent	12
3.14.	Presence at Meetings by Means of Communications Equipment	12

ARTICLE IV - OFFICERS		13
4.01.	Election, Number, Qualifications	13
4.02.	Terms of Offices; Removal	13
4.03.	Vacancies	13
4.04.	Authority and Compensation	13
4.05.	Chairman of the Board	13
4.06.	Chief Executive Officer	14
4.07.	President	14
4.08.	Senior Executive Vice Presidents, Executive Vice Presidents and Senior Vice Presidents	15
4.09.	Vice President	15
4.10.	Secretary	15
4.11.	Treasurer	15

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4.12.	Assistant Secretary and Assistant Treasurer	16

ARTICLE V - GENERAL PROVISIONS		16
5.01.	Fiscal Year	16
5.02.	Notice and Waiver of Notice	16
5.03.	Seal	16
5.04.	Amendment	16
5.05.	Dividends and Reserves	16

ARTICLE VI - CAPITAL SHARES		17
6.01.	Certificates for Shares and Unrestricted Shares	17
6.02.	Lost, Stolen or Destroyed Certificates	18
6.03.	Registration of Transfers	18
6.04.	Registered Shareholders	18

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BYLAWS OF

FIRST FINANCIAL BANKSHARES, INC.

ARTICLE I - NAME AND OFFICES

1.01. Principal Office Address. The principal office and place of business of the Corporation shall be located in the City of Abilene, Taylor County, Texas.

1.02. Other Offices. The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II - SHAREHOLDERS’ MEETINGS

2.01. Place of Meetings. Meetings of the shareholders shall be held at the principal business office of the Corporation or at any other place (inside or outside the State of Texas) as the Board of Directors or shareholders may from time to time select.

2.02. Annual Meeting. The annual meeting of the shareholders of the Corporation shall be held to elect directors and to transact such other business as may properly be brought before the meeting. The annual meeting shall be held in the month of April in each year on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting. Failure to hold any annual meeting shall not result in the winding up or termination of the Corporation.

2.03. Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called by (a) the Chairman of the Board joined by at least three members of the Board of Directors or (b) a majority of the Board of Directors, and shall be called by the Chairman of the Board or Secretary at the request in writing of shareholders owning not less than twenty percent (20%) of the issued and outstanding shares of the Corporation entitled to vote at such meeting. Such request for a special meeting shall state the purpose or purposes of the proposed meeting, which purpose or purposes shall be stated in the notice of the meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice. Notwithstanding anything set forth in these Bylaws to the contrary, at a special meeting requested by the shareholders of the Corporation, only the Corporation and the shareholders who participated in the written meeting request may propose any item for consideration or nominate directors for election at such meeting.

2.04. Notice. Written notice stating the place, day and hour of any shareholders’ meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, by or at the direction of the Chairman of the Board, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the share transfer records of the Corporation. A shareholder’s attendance at a meeting, in person or by proxy, waives such shareholder’s right to object to (a) lack of notice or defective notice of the meeting, unless, at the start of the meeting, the shareholder objects to holding the meeting or transacting business at the meeting on the ground that the meeting is not lawfully called, and (b) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

2.05. Quorum. A quorum shall be present at a meeting of shareholders if the holders of shares having a majority of the voting power represented by all of the issued and outstanding shares entitled to vote at the meeting are present in person or represented by proxy at such meeting unless otherwise provided by the Certificate of Formation or the Texas Business Organization Code (the “TBOC”). Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists, for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If, however, a quorum shall not be present at any meeting of shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting, without notice other than announcement at the meeting, until such time and to such place as may be determined by the Board of Directors or by a vote of the holders of a majority of the shares represented in person or by proxy at such meeting until a quorum shall be present. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

2.06. Method of Voting. Where a quorum is present at any meeting of the shareholders, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at the meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Formation. If a quorum exists, action on any matter, including the election of directors, by a voting group shall be approved by the affirmative vote of a majority of the votes cast, unless the Certificate of Formation, these Bylaws or the TBOC require a greater number of affirmative votes. In the event that the number of director nominees exceeds the number of directors to be elected, the directors (not exceeding the authorized number of directors as fixed by the Board of Directors in accordance with the Certificate of Formation or these Bylaws) shall be elected by a plurality of the voting power of the shares entitled to vote who are present, in person or by proxy, at any such meeting and entitled to vote on the election of directors. For purposes of this Section 2.06, a majority of the votes cast means that the number of shares voted “for” a proposal, including the election of directors, must exceed the number of shares voted “against,” or “withheld” for, that proposal, and an abstention shall not constitute a vote cast. If, for any cause, the entire Board of Directors shall not have been elected at an annual meeting, any vacancies may be filled by an election as soon thereafter as convenient at a special meeting of the shareholders called for that purpose in the manner provided in these Bylaws. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. A telegram, telex, cablegram, electronic mail message or similar transmission by the shareholder, or a photographic, photostatic facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for the purposes of this Section 2.06. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless (i) the proxy form conspicuously states that the proxy is irrevocable, and (ii) the proxy is coupled with an interest, as defined in the TBOC and other Texas law. All proxies shall be filed with the Secretary before any meeting, before the same shall become effective. Any shareholder, by written notice to the Secretary before any meeting, may withdraw a previously filed proxy and vote the shares thereon in person, unless the proxy is irrevocable. Shares standing in the name of another entity may be voted by such officer, agent or proxy as the bylaws of such entity may prescribe or, in the absence of such provision, as the board of directors of such entity may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name if such authority is contained in an appropriate order of the court that appointed such administrator, executor, guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him, without a transfer of such shares into his name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without being transferred into his name, if such authority is contained in an appropriate order of the court that appointed the receiver. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. The right to accumulate votes in the election of Directors and/or cumulative voting by any shareholder is hereby expressly denied.

2.07. Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution or share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining shareholders, such record shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer records and the stated period of closing has expired.

2.08. Voting List.

(a) The officer or agent of the Corporation having charge of the share transfer books of the Corporation shall make, at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer records shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders.

(b) Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

2.09. Procedure.

(a) The Chairman of the Board, and in his absence, the Chief Executive Officer, the President or any Director designated by the Board of Directors for such purposes, will call meetings of the shareholders to order and will act as presiding officer at the meetings. Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by imposing restrictions on the persons (other than shareholders of the Corporation or their duly appointed proxies) who may attend such shareholders’ meeting, by ascertaining whether any shareholder or his proxy may be excluded from any meeting of the shareholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of the shareholders.

(b) At an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.04, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors, or (iii) otherwise properly requested to be brought before the meeting by a shareholder in accordance with Sections 2.09(c) and (d).

(c) A shareholder who wishes to submit business, other than nominations of directors, for consideration at an annual meeting must comply with this Section 2.09(c). A shareholder who wishes to include business in a proxy statement prepared by the Corporation must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

For business, other than nominations of directors, to be properly requested by a shareholder for consideration at an annual meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of the giving of the notice for such meeting provided for in these Bylaws, (ii) be entitled to vote at such meeting, and (iii) have given timely notice in writing to the Secretary, and such business must be a proper matter for shareholder action. To be timely in connection with an annual meeting, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) nor more than one-hundred twenty (120) calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) calendar days prior to such anniversary date or delayed more than sixty (60) calendar days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of seventy (70) calendar days prior to the date of the annual meeting or the close of business on the seventh (7th) calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Corporation or the day on which public announcement is first made of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of the notice required by this Section 2.09(c).

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (A) a description in reasonable detail of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person (defined below) covered by clauses (C) and (D) below; (C) the class or series and the number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by the shareholder proposing such business and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) any material interest of the shareholder proposing such business or any Shareholder Associated Person in such business; and (E) any agreements the shareholder proposing such business or any Shareholder Associated Person has with other persons or entities in connection with such business.

“Shareholder Associated Person” of any shareholder means (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder (including, without limitation, the members of any syndicate or group who, along with such shareholder or beneficial owner (as described in clause (ii) below), would be deemed a “person” for purposes of Section 13(d)(3) of the Exchange Act (“Group”)), (ii) any beneficial owner of shares of the Corporation owned of record or beneficially by such shareholder and (iii) any person controlling, controlled by or under common control with such shareholder.

Notwithstanding the foregoing provisions of this Section 2.09(c), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09(c). For purposes of this Section 2.09(c), “public announcement” means disclosure in a press release reported by a national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or furnished to shareholders. Nothing in this Section 2.09(c) will be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(d) A shareholder who wishes to nominate a director or directors for election at an annual meeting must comply with this Section 2.09(d). A shareholder who wishes to include business in a proxy statement prepared by the Corporation must also comply with Rule 14a-8 under the Exchange Act.

For nominations of directors to be properly requested by a shareholder for consideration at an annual meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of the giving of the notice for such meeting provided for in these Bylaws, (ii) be entitled to vote at such meeting, and (iii) have given timely notice in writing to the Secretary. To be timely in connection with an annual meeting, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one-hundred twenty (120) nor more than one-hundred fifty (150) calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) calendar days prior to such anniversary date or delayed more than sixty (60) calendar days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of seventy (70) calendar days prior to the date of the annual meeting or the close of business on the seventh (7th) calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Corporation or the day on which public announcement is first made of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of the notice required by this Section 2.09(d).

A shareholder’s notice to the Secretary must set forth: (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected; (B) as to the shareholder giving the notice the name and address, as they appear on the Corporation’s books, of such shareholder and any Shareholder Associated Person covered by clause (C) below; (C) as to the shareholder giving the notice the class and number of shares of the Corporation that are owned beneficially and of record by such shareholder and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) a description of any material relationships, including financial transactions and compensation, between the shareholder giving the notice and any Shareholder Associated Person, on the one hand, and the proposed nominee or nominees, and such nominee’s affiliates and associates, or others acting in concert with the nominee (including, without limitation, the members of any Group of such nominee), on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any Shareholder Associated Person on whose behalf the nomination is made, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (E) a completed independence questionnaire regarding the proposed nominee or nominees, which may be obtained from the Secretary of the Corporation; (F) a written representation from such proposed nominee or nominees that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director; (G) a written representation from such proposed nominee or nominees that they comply with all applicable corporate governance policies and eligibility requirements of the Corporation; and (H) any other information reasonably requested by the Corporation. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. If a shareholder does not provide the information required by this Section 2.09(d) within ten (10) business days of the Corporation’s request, then such shareholder’s nomination shall be disregarded.

Notwithstanding the foregoing provisions of this Section 2.09(d), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09(d). For purposes of this Section 2.09(d), “public announcement” means disclosure in a press release reported by a national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or furnished to shareholders. Nothing in this Section 2.09(d) will be deemed to affect any rights of shareholders to request inclusion of nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(e) At a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given in accordance with Section 2.04 and (ii) if requested to be brought before the meeting by a shareholder, properly requested in accordance with Section 2.03 and this Section 2.09(e).

For business, other than nominations of directors, to be properly requested by a shareholder for consideration at a special meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of making the request, and (ii) be entitled to vote at such meeting. The shareholder’s request for a special meeting shall set forth as to each matter the shareholder proposes to bring before the special meeting: (A) a description in reasonable detail of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person covered by clauses (C) and (D) below; (C) the class or series and the number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by the shareholder proposing such business and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) any material interest of the shareholder proposing such business or any Shareholder Associated Person in such business; and (E) any agreements the shareholder proposing such business or any Shareholder Associated Person has with other persons or entities in connection with such business.

For nominations of directors to be properly requested by a shareholder for consideration at a special meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of making the request, and (ii) be entitled to vote at such meeting. A shareholder’s request for a special meeting shall set forth: (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected; (B) as to the shareholder giving the notice the name and address, as they appear on the Corporation’s books, of such shareholder and any Shareholder Associated Person covered by clause (C) below; (C) as to the shareholder giving the notice the class and number of shares of the Corporation that are owned beneficially and of record by such shareholder and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) a description of any material relationships, including financial transactions and compensation, between the shareholder giving the notice and any Shareholder Associated Person, on the one hand, and the proposed nominee or nominees, and such nominee’s affiliates and associates, or others acting in concert with the nominee (including, without limitation, the members of any Group of such nominee), on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any Shareholder Associated Person on whose behalf the nomination is made, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (E) a completed independence questionnaire regarding the proposed nominee or nominees, which may be obtained from the Secretary of the Corporation; (F) a written representation from such proposed nominee or nominees that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director; (G) a written representation from such proposed nominee or nominees that they comply with all applicable corporate governance policies and eligibility requirements of the Corporation; and (H) any other information reasonably requested by the Corporation. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. If a shareholder does not provide the information required by this Section 2.09(e) within ten (10) business days of the Corporation’s request, then such shareholder’s nomination shall be disregarded.

Notwithstanding the foregoing provisions of this Section 2.09(e), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09(e). Nothing in this Section

2.09(e) will be deemed to affect any rights of shareholders to request inclusion of nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(f) The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting in accordance with this Section 2.09 will be made by the presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, he will so declare to the meeting and any such business will not be conducted or considered.

2.10. Action by Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the action that is the subject of the consent. In addition, if the Certificate of Formation so provides, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action. Every written consent shall bear the date of signature of each shareholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation as set forth below in this Section 2.10, the consent or consents signed by the holder of holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the Chief Executive Officer or the Chairman of the Board of the Corporation. A telegram, telex, cablegram, electronic mail message or similar transmission by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a shareholder, shall be regarded as signed by the shareholder for the purposes of this Section 2.10.

2.11. Presence at Meetings by Means of Communication Equipment. Shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE III - DIRECTORS

3.01. Powers. The property, business and affairs of the Corporation and all corporate powers shall be managed by the Board of Directors, subject to any limitation imposed by statute, the Certificate of Formation or these Bylaws.

3.02. Number and Term of Directors. The number of directors shall be fixed and determined from time to time by resolution of a majority of the full Board of Directors at any annual, regular, or special meeting, provided that any decrease in the number of directors does not shorten the time of any incumbent director, provided further that the number of directors shall be no less than seven (7) nor more than fifteen (15). Directors shall be elected by the shareholders at each annual meeting of the shareholders, except as provided in Section 3.04, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified. Directors need not be residents of the State of Texas. Persons eligible for election to the Board of Directors shall be shareholders of the Corporation who, as of the date of the annual meeting of shareholders at which the Board of Directors is elected, (a) have not attained the age of seventy-two (72) years, or (b) have not attained the age of seventy-five (75) years and own one percent (1%) or more of the outstanding shares of the Corporation.

3.03. Resignation. A director may resign at any time on written notice to the Board of Directors or to the Chairman of the Board. A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date.

3.04. Vacancies. Subject to other provisions of this Article III, any vacancy occurring in the Board of Directors may be filled by election at an annual or special meeting of the shareholders called for that purpose or by the affirmative vote of a majority of the remaining directors, though the remaining directors may constitute less than a quorum of the Board of Directors as fixed by Section 3.09. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Any director may be removed at any time, with or without cause, at any special or annual meeting of the shareholders, by the affirmative vote of a majority in number of shares of the shareholders present, in person or by proxy, at such meeting and entitled to vote for the election of such director if notice of intention to act upon such matter shall have been given in the notice calling such meeting. Such removal shall be effective immediately upon such shareholder action even if successors are not elected simultaneously. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Formation, only the holders of shares of that class or series shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series; and any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by the vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Certificate of Formation.

3.05. Meetings. Meetings of the Board of Directors shall be held at the principal business office of the Corporation or at any other place (inside or out of the State of Texas) as the Chairman of the Board may from time to time select. The attendance of a director at any annual, special or regular meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened. Except as the Corporation and the director may have otherwise agreed, notice is given to a director when (a) it is (i) delivered personally to the director, orally, either in person or by telephone, or in writing, (ii) sent by electronic transmission, either by facsimile or e-mail, in each case at least twenty-four (24) hours before the time of the meeting, or (b) deposited in the United States mail, postage prepaid and addressed to the director’s residence or usual place of business, at least seventy-two (72) hours before the date of the meeting. The notice need not describe the purpose of the meeting. The Chairman of the Board, and in his absence, the President or any director appointed by the Board of Directors for such purpose, shall preside at all meetings of the Board of Directors. The Board of Directors shall annually appoint an officer of the Corporation to serve as secretary of the Board of Directors.

3.06. Annual Meeting. The Board of Directors shall meet each year within ten (10) days after the adjournment of each annual shareholders’ meeting to elect officers and consider other business. Notice of the annual meeting of the Board of Directors shall not be required.

3.07. Regular Meetings. Regular meetings of the Board of Directors shall be held at least quarterly at such date, time and place as is designated by the Chairman of the Board, or in the absence of such designation, by any three Directors. Written notice of each regular meeting, setting forth the date, time and place of the regular meeting, shall be given to each director.

3.08. Special Meetings. Special meetings of the Board of Directors may be called at any time by or at the request the Chairman of the Board, and shall be called by the Secretary on the written request of any three Directors. Written notice of each special meeting, setting forth the date, time and place of the special meeting, shall be given to each director.

3.09. Quorum of Directors. At all meetings of the Board of Directors, the presence of a majority of the number of directors fixed in the manner provided in Section 3.02 shall constitute a quorum for the transaction of business. At all meetings of committees of the Board of Directors (if one or more be designated in the manner described in Section 3.11), the presence of a majority of the number of directors fixed from time to time by resolution of the Board of Directors to serve as members of such committees shall constitute a quorum for the transaction of business. The affirmative vote of at least a majority of the directors present and entitled to vote at any meeting of the Board of Directors or a committee of the Board of Directors at which there is a quorum shall be the act of the Board of Directors or the committee, except as may be otherwise specifically provided by the TBOC, the Certificate of Formation or these Bylaws. Directors with an interest in a business transaction of the Corporation and directors who are directors or officers or have a financial interest in any other corporation, partnership, association or other organization with which the Corporation is transacting business may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee of the Board of Directors to authorize such business transaction. If a quorum shall not be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until such time and to such place as may be determined by such majority of directors, until a quorum shall be present.

3.10. Presumption of Assent. A director who is present at any meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

3.11. Committees. The Board of Directors may from time to time designate members of the Board to constitute committees, which shall in each case consist of such number of directors and shall have and may exercise such power, as the Board may determine and specify in the respective resolutions appointing them. A majority of all the members of any such committee may determine its action and fix the time and place of its meeting, unless the Board of Directors shall otherwise provide. The Board of Directors shall have the power at any time to change the number, subject as aforesaid, and members of any such committee, to fill vacancies and to discharge any such committee.

3.12. Compensation. Directors shall receive such compensation for their services as directors as may be determined by resolution of the Board of Directors. The receipt of such compensation shall not preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

3.13. Action by Unanimous Consent. Any action that may be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the board of directors or the committee thereof, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this section is effective when the written consents of all directors are delivered to the Corporation, unless a different effective date is specified therein.

3.14. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors, may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.14 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE IV - OFFICERS

4.01. Election, Number, Qualifications. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of shareholders and shall consist of a Chairman of the Board, President and a Secretary. In its discretion, the Board of Directors may also elect a Chief Executive Officer, a Treasurer, one or more Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers and such other officers and assistant officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors by resolution not inconsistent with these Bylaws. Two or more offices may be held by the same person, except that the offices of Chairman of the Board and Secretary may not be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of Chairman of the Board, President and Secretary shall be filled as expeditiously as possible. In the event of an officer’s absence or inability to act in his official capacity as an officer of the Corporation, the Board of Directors may delegate the duties of such officer to any other officer of Director.

4.02. Terms of Offices; Removal. The officers of the Corporation shall hold office until the next annual meeting of the Board of Directors and until their successors are elected or appointed and qualify, or until their death or until their resignation or removal from office. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

4.03. Vacancies. Subject to Section 4.01 of these Bylaws, any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

4.04. Authority and Compensation. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by the Board of Directors. The compensation of officers and agents shall be as fixed from time to time by the Board of Directors or a designated committee thereof.

4.05. Chairman of the Board. The Board of Directors may appoint a Director to serve as Chairman of the Board, who may serve as the chief executive officer of the Corporation, as determined by the Board of Directors. The Chairman of the Board shall, subject to the control of the Board of Directors, in general, supervise and control all of the business and affairs of the Corporation. The Chairman of the Board shall preside at all meetings of the Board of Directors. The Chairman of the Board may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed by the Board of Directors from time to time. Except as otherwise provided by law or directed by the Board of Directors, the Chairman of the Board may authorize the Chief Executive Officer, the President, any Vice President or other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his place and stead.

4.06. Chief Executive Officer. The Chief Executive Officer shall, if there be such an officer, have general powers of oversight, supervision and management of the business and affairs of the Corporation. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a Chairman of the Board, the Chief Executive Officer shall preside at meetings of the Board of Directors. In the absence of the President, the Chief Executive Officer shall also exercise the powers and perform the duties of the President. If the Board of Directors has not designated a Chairman of the Board, or has not designated the Chairman of the Board as the chief executive officer of the Corporation, the Chief Executive Officer shall be the principal executive officer primarily responsible for the execution of policies of the Board of Directors and operation of the Corporation. The Chief Executive Officer may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time. Except as otherwise provided by law or directed by the Board of Directors, the Chief Executive Officer may authorize the President, any Vice President or other officer or agent of the Corporation to sign, execute and acknowledge such documents or instruments in his place and stead. The Chief Executive Officer is not required to be a director of the Corporation.

4.07. President. The Board of Directors shall appoint a President who will report to the Chairman of the Board or the Chief Executive Officer of the Corporation, as determined by the Board of Directors, or such other individual as designated by the Board of Directors. The President shall have responsibility for the general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect, and in the absence of the Chairman of the Board and the Chief Executive Officer or in the event of their inability or refusal to act, shall preside at all meetings of the shareholders and the Board of Directors. The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and, in general, shall perform all duties incident to the office of President and such other duties as may be prescribed by the Chairman of the Board, the Chief Executive Officer, or the Board of Directors from time to time. Except as otherwise provided by law or directed by the Board of Directors, the President may authorize any Vice President or other officer or agent of the

Corporation to sign, execute and acknowledge such documents or instruments in his place and stead. The President is not required to be a director of the Corporation.

4.08. Senior Executive Vice Presidents, Executive Vice Presidents and Senior Vice Presidents. The Board of Directors may appoint one (1) or more Senior Executive Vice Presidents, Executive Vice Presidents and Senior Vice Presidents who will report to the Chairman of the Board, the Chief Executive Officer, the President, or such other individual as designated by the Board of Directors. Any Senior Executive Vice Presidents, Executive Vice President or Senior Vice President may sign with the Secretary or an Assistant Secretary, certificates for shares of the Corporation, and shall perform such other duties as from time to time may be assigned to him/her by the Chairman of the Board, the Chief Executive Officer, the President, or the Board of Directors.

4.09. Vice President. The Board of Directors may appoint one (1) or more Vice Presidents. The Vice Presidents shall perform such other duties as from time to time may be assigned by the Chairman of the Board, Chief Executive Officer, the President, any Senior Executive Vice President, Executive Vice President, or Senior Vice President, or by the Board of Directors.

4.10. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and record all of the proceedings of the meetings of the Board of Directors and of the shareholders in a minute book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special and regular meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. He shall keep in safe custody the seal, if any, of the Corporation and, when authorized by the Board of Directors, shall affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature or by the signature of an Assistant Secretary or of the Treasurer. The Secretary shall also (a) sign all certificates of shares, (b) keep a share book of the Corporation, together with any and all other books, records, and papers belonging to the Corporation or pertaining to the business thereof, and (c) in general, perform all of the duties which are incident to the office of Secretary of the Corporation, subject to the Board of Directors. The Secretary may also attest contracts, bonds, deeds, leases or conveyances executed by the Corporation.

4.11. Treasurer.

(a) The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

(b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render the Chairman of the Board and the Board of Directors, at its regular meetings, or when the Chairman of the Board or the Board of Directors so require, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

4.12. Assistant Secretary and Assistant Treasurer. In the absence of the Secretary or Treasurer, an Assistant Secretary or Assistant Treasurer, respectively, shall perform the duties of the Secretary or Treasurer. Assistant Treasurers may be required to give bond as in Section 4.10(c). The Assistant Secretaries and Assistant Treasurers, in general, shall have such powers and perform such duties as the Treasurer or Secretary, respectively, or the Board of Directors or Chairman of the Board may prescribe.

ARTICLE V - GENERAL PROVISIONS

5.01. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

5.02. Notice and Waiver of Notice. Whenever any notice is required to be given to any shareholder or director by these Bylaws or the Certificate of Formation, it shall be deemed to be sufficient if given by mailing, postage paid, addressed to the person or persons entitled thereto at their post office addresses appearing on the books or other records of the Corporation, and such notice shall be deemed to have been given on the date of such mailing, but said notice shall also be deemed to be sufficient and to have been given and received if given in any other manner or by any other means authorized by law or provided for elsewhere in these Bylaws. A waiver or waivers of notice, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

5.03. Seal. This Corporation is not obligated to have a seal, but one may be obtained.

5.04. Amendment. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors, subject to repeal or change by action of the shareholders, at any meeting of the Board of Directors at which a quorum is present, provided notice of the proposed alteration, amendment, or repeal is contained in the notice of the meeting.

5.05. Dividends and Reserves.

(a) Subject to the TBOC and the Certificate of Formation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of the Corporation. The declaration and payment shall be at the discretion of the Board of Directors. The determination of shareholders entitled to receive payment of any distribution or dividend shall be made in accordance with Section 2.07.

(b) By resolution the Board of Directors may create such reserve or reserves out of the earned surplus of the Corporation for any proper purpose or purposes and may abolish any such reserve in the same manner. Earned surplus to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation except as expressly permitted by law.

ARTICLE VI - CAPITAL SHARES

6.01. Certificates for Shares and Unrestricted Shares.

(a) The shares of the Corporation, or any class or series thereof, shall be represented by certificates, shall be uncertificated shares that may be evidenced by book-entry system maintained by the registrar of such shares, or a combination of both, as provided under the TBOC. To the extent that shares are represented by certificates, such certificates, whenever authorized by the Board of Directors, shall be in such form as shall be approved by the Board of Directors. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send the registered owner thereof a written notice of all information that would appear on a certificate. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares shall be identical to those of the holders of certificates representing shares of the same class and series.

(b) The certificates representing shares of each class shall be signed by, or in the name of the Corporation by, the Chairman of the Board, the President or the Executive Vice President/Chief Financial Officer, and by the Secretary or any Assistant Secretary. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

(c) The share ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board of Directors.

(d) The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, at times and places that the requirements of the Corporation may necessitate and the Board of Directors may designate.

(e) A person in whose name shares of the Corporation stand on the books of the Corporation will be deemed the owner of the shares, provided that whenever any transfer of shares will be made for collateral security, and not absolutely, and written notice of the transfer is given to the Secretary or the transfer agent, that fact will be stated in the entry of the transfer.

(f) When a transfer of shares is requested and there is reasonable doubt as to the right of the person seeking the transfer, the Corporation or its transfer agent, before recording the transfer of the shares on its books or issuing any certificate for the shares, may require from the person seeking the transfer reasonable proof of that person’s right to the transfer. If there is a reasonable doubt of the right to the transfer, the Corporation may refuse a transfer unless the person gives adequate security or a bond of indemnity executed by a corporate surety or by two individual sureties satisfactory to the Corporation as to form, amount, and responsibility of sureties. The bond will be conditioned to protect the Corporation, its officers, transfer agents, and registrars, or any of them, against any loss, damage, expense, or other liability to the owner of the shares by reason of the recordation of the transfer or the issuance of a new certificate for shares.

6.02. Lost, Stolen or Destroyed Certificates. The holder of any certificate representing any shares of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of such certificate. The Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction. The Board, or a committee designated thereby, or the transfer agents and registrars for the shares of the Corporation, may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or such person’s legal representative, to give the Corporation a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Any such new certificate shall be plainly marked “DUPLICATE” on its face.

6.03. Registration of Transfers. No transfer of shares shall be valid as against the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered in the share records of the Corporation by an entry showing from and to whom transferred. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transaction recorded upon the books of the Corporation.

6.04. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas. Each shareholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any shareholder shall fail to designate such address, corporate notices may be given to such person by mail directed to such person at such person’s post office address, if any, as the same appears on the share record books of the Corporation or at such person’s last known post office address.

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